UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, McLean, VA 22102

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (703) 902-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01.	Entry into a Material Definitive Agreements

Canadian Credit Facility. On March 27, 2007, PRIMUS Telecommunications Group, Incorporated (“Group”) announced that its indirect wholly-owned Canadian subsidiary, Primus Telecommunications Canada Inc. (“Primus Canada”), entered into a Senior Secured Credit Agreement (“Credit Agreement”) with Guggenheim Corporate Funding, LLC, as Administrative Agent and Collateral Agent, to refinance Primus Canada’s existing Canadian credit facility. The existing Canadian credit facility was scheduled to mature in April 2008 and was refinanced with the five year Credit Agreement maturing on March 28, 2012.

The Credit Agreement provides for a US $35 million non-amortizing loan bearing interest payable monthly at a rate of LIBOR plus 425 basis points. The loan proceeds will be used to refinance the CDN $32 million outstanding under the existing Canadian credit facility, fund certain prepayment fees and expenses related to the refinancing transaction (of approximately US $3 million), and to finance approximately US $4 million in capital expenditures. The Credit Agreement is secured by certain assets of PRIMUS’s Canadian operations and certain guarantees as described below.

The Credit Agreement, which has a scheduled maturity of March 28, 2012, and obligates Primus Canada to accompany prepayment (subject to certain exceptions) with the following premium: on or before March 27, 2008 (three percent premium); from March 28, 2008 until March 27, 2009 (two percent premium); from March 28, 2009 until March 27, 2010 (one percent premium); on or after March 28, 2010 (no premium).

The Credit Agreement is secured by all of the assets of Primus Canada. Group, Primus Telecommunications Holding, Inc. (“PTHI”) a direct wholly-owned subsidiary of Group, and Primus Telecommunications International, Inc. (“PTII”), a direct wholly-owned subsidiary of PTHI have guaranteed the Credit Agreement. These assets had also guaranteed the previous Canadian credit facility.

The Credit Agreement contains a number of covenants concerning the operating results and financial condition of Primus Canada, including:

1.	A quarterly financial covenant related to the maintenance of annualized EBITDA (as defined in the Credit Agreement) at a minimum level of CDN $37.5 million as measured by annualizing EBITDA of Primus Canada for the last reported six month period (“Last Half EBITDA”);

2.	Negative covenants limiting or governing the incurrence of future debt, asset sales and capital expenditures; and

3.	Covenants specifying minimum liquidity and capital expenditure levels.

Amounts outstanding under the Credit Agreement are subject to a quarterly CDN $1.5 million mandatory pre-payment if annualized Last Half EBITDA falls below CDN $45 million. Primus Canada is obligated to pay a fee equal to 5% of outstanding Credit Agreement borrowings if PTHI’s senior secured credit facility due February 18, 2011 is not replaced with a new financing by August 1, 2010, and such new financing has a maturity date that is after the maturity date under the Credit Agreement.

$51 Million Second Lien Note Issuance. On March 28, 2007, Group announced that PRIMUS Telecommunications IHC, Inc. (“IHC”), an indirect wholly-owned subsidiary of Group, issued in private transactions $51 million in principal amount of 14  1/4% secured notes due 2011 with a second lien security position (“Second Lien Notes”). Net cash proceeds, excluding accrued interest, from the Second Lien Note issuance, after giving effect to anticipated expenses, discounts and fees, is expected to approximate $50 million.

Item 9.01	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of February 26, 2007, between Primus Telecommunications IHC, Inc., Primus Telecommunications Group, Incorporated, Primus Telecommunications Holding, Inc., and U.S. Bank National Association, as Trustee (the 14 1/4% Notes Indenture”). (Previously filed and incorporated by reference to Exhibit 4.2 of the current report on Form 8-K/A dated as of February 23, 2007).

4.2	Registration Rights Agreement of Primus Telecommunications IHC, Inc., dated February 26, 2007 concerning its 14 1/4% Second Lien Notes due 2011 (the “14 1/4% Second Lien Notes”). (Previously filed and incorporated by reference to Exhibit 4.3 of the current report on Form 8-K/A dated as of February 23, 2007).

4.3	Collateral Agreement, dated as of February 26, 2007, made by each of the signatories (together with any future party hereto), in favor of U.S. Bank National Association, as collateral agent for the holders of the 14 1/4% Second Lien Notes issued by Primus Telecommunications IHC, Inc., pursuant to the 14 1/4% Notes Indenture. (Previously filed and incorporated by reference to Exhibit 4.4 of the current report on Form 8-K/A dated as of February 23, 2007).

4.4	Intercreditor Agreement, dated as of February 26, 2007, among Primus Telecommunications Holding, Inc., Primus Telecommunications Group, Incorporated, Primus Telecommunications IHC, Inc., Lehman Commercial Paper Inc., as administrative agent for the participants under the Term Loan Agreement, and U.S. Bank National Association, as collateral agent for the 14 1/4% Second Lien Notes. (Previously filed and incorporated by reference to Exhibit 4.5 of the current report on Form 8-K/A dated as of February 23, 2007.)

10.1	Senior Secured Credit Agreement dated as of March 27, 2007 (the “Credit Agreement”) among Primus Telecommunications Canada, Inc. (“Primus Canada”) as Borrower, 3082833 Nova Scotia Company, as an Obligor, Guggenheim Corporate Funding, LLC, as administrative agent and collateral agent, and the Lenders from time to time parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated April 2, 2007	By:	/s/ THOMAS R. KLOSTER
	Name:	Thomas R. Kloster
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Indenture, dated as of February 26, 2007, between Primus Telecommunications IHC, Inc., Primus Telecommunications Group, Incorporated, Primus Telecommunications Holding, Inc., and U.S. Bank National Association, as Trustee (the 14 1/4% Notes Indenture”). (Previously filed and incorporated by reference to Exhibit 4.2 of Form 8-K/A dated as of February 23, 2007).

4.2	Registration Rights Agreement of Primus Telecommunications IHC, Inc., dated February 26, 2007 concerning its 14 1/4% Second Lien Notes due 2011 (the “14 1/4% Second Lien Notes”). (Previously filed and incorporated by reference to Exhibit 4.3 of Form 8-K/A dated as of February 23, 2007).

4.3	Collateral Agreement, dated as of February 26, 2007, made by each of the signatories (together with any future party hereto), in favor of U.S. Bank National Association, as collateral agent for the holders of the 14 1/4% Second Lien Notes issued by Primus Telecommunications IHC, Inc., pursuant to the 14 1/4% Notes Indenture. (Previously filed and incorporated by reference to Exhibit 4.4 of Form 8-K/A dated as of February 23, 2007).

4.4	Intercreditor Agreement, dated as of February 26, 2007, among Primus Telecommunications Holding, Inc., Primus Telecommunications Group, Incorporated, Primus Telecommunications IHC, Inc., Lehman Commercial Paper Inc., as administrative agent for the participants under the Term Loan Agreement, and U.S. Bank National Association, as collateral agent for the 14 1/4% Second Lien Notes. (Previously filed and incorporated by reference to Exhibit 4.5 of Form 8-K/A dated as of February 23, 2007.)

10.1	Senior Secured Credit Agreement dated as of March 27, 2007 (the “Credit Agreement”) among Primus Telecommunications Canada, Inc. (“Primus Canada”) as Borrower, 3082833 Nova Scotia Company, as an Obligor, Guggenheim Corporate Funding, LLC, as administrative agent and collateral agent, and the Lenders from time to time parties thereto.

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